Exhibit 10.1

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00107 Contractor Change Number SC0103

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: January 28, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: END FLASH GAS - PIPING TIE-INS
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
[***]

CHANGE
[***]

Table 2 - OSBL Tie-ins: For the Addition of the 4th BOG to Support Trains 1-3

[***]

Attachments to support this Change Order:
•Attachment 1 – [***]

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$523,378,019
3)	The Contract Price prior to this Change Order was	$9,195,658,019
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$6,039,200
7)	The new Contract Price including this Change Order will be	$9,201,697,219
Adjustment to Key Dates

The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00107_SC0103 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00107_SC0103 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,344,636 to $71,656,177, an increase of $311,541.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

January 28, 2025	January 28, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00161 Contractor Change Number SC0092

OWNER: Rio Grande LNG, LLC	1/28/2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: WAREHOUSE PALLET RACKING HEIGHT
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Contractor’s design of the Warehouse Building, A-7002, considers the maximum height of the shelving system to be 12’-0” as required in the Project Specification for Permanent Plant Buildings (RG-BL-000-CSA-SPC-00012 / 26251-100-3PS-AKBS-00001). The Warehouse Building ceiling height can accommodate higher racking systems and improve the storage capacity of the warehouse.

CHANGE
1.Project Specification for Permanent Plant Buildings, (RG-BL-000-CSA-SPC-00012 / 26251-100-3PS- AKBS-00001), Section 2.30 (Warehouse Racking System) shall be revised as provided in the redline mark- up below.

[***]

Contractor will increase the racking storage height to 16’00” in the PRD105 and PRD104 locations with the following rack quantities: PRD105 – 126ea and PRD104 – 14ea, total 140ea, as shown in green in Attachment 1 (SKETCH – Warehouse Building A-7002 16’ Pallet Racks) included hereto.

Attachments to support this Change Order:
Attachment 1 – SKETCH – Warehouse Building A-7002 16’ Pallet Racks

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$537,378,019
3)	The Contract Price prior to this Change Order was	$9,195,658,019
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,195,658,019
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

January 28, 2025	January 28, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00177 Contractor Change Number SC0099

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: January 28, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: PCHE REMOVAL CAPABILITY
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Modifications will be required to facilitate removal of the Printed Circuit Heat Exchangers E-1751A/B/C/D for maintenance and repair during Operations.

CHANGE
1.Lift Plan – Contractor shall prepare a “Bull Rigging” lift plan, including rigging equipment sizes and ratings, lifting diagrams indicating clearances from piping & structure, for the removal of PCHE’s E-1751A/B/C/D as discussed during 30% model review (Refer to 30% Client Model Review Tag Number 3). The plan shall be submitted for approval by Owner prior to finalizing.

2.Piping/Structure Modifications – In each of Train 1 and Train 2, Contractor shall provide the structural elements identified in 30% Client Model Review Tag Number 3 provided in Attachment 1 (30% Client Model Review Tag Number 3) to this Change Order. Contractor shall also modify piping and structures (routing and location and including monorails) associated with the lines below to create a removal envelope for PCHE’s E- 1751A/B/C/D to be suspended and safely removed from the structure.

a.Line No: 1/2NG-17066-18”-SA090S32-AS-1.5”; Lower two 45 Degree elbows to deck level to provide required clearance

Attachments to support this Change Order:
•Attachment 1 – 30% Client Model Review Tag Number 3

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$547,207,719
3)	The Contract Price prior to this Change Order was	$9,205,487,719
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$807,600
7)	The new Contract Price including this Change Order will be	$9,206,295,319
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00177_SC0099 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00177_SC0099 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,656,177 to
$71,656,622, an increase of $445.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[A]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

January 28, 2025	January 28, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00166 Contractor Change Number SC0093

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: January 29, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: 138 kV POINT OF INTERCONNECT LOCATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Currently, Schedule A-1 (Scope of Work) and Schedule A-2 (Basis of Design) directs Contractor to install underground 138kV power and fiber optic cable within the limits of the AEP Pompano switchyard and to make the additional length of 138kV and fiber optic cables needed to reach the GIS equipment available to AEP such that they will terminate in the GIS equipment.

AEP has redesigned the Pompano switchyard to incorporate air insulated equipment outside of the GIS equipment. As a result, the type and location of the 138kV point of interconnect has been modified. Overhead structures will now be the 138kV interconnect between Rio Grande LNG and AEP. AEP’s structures will be located directly inside of the fence line of the AEP Pompano switchyard.

Contractor will provide overhead interconnection structures and install and terminate the 138kV cables and the fiber optic cables between the Main Intake Substation 1 and the interconnection structures which shall be located directly outside of the AEP Pompano switchyard and shall include all required hardware per Attachment 3 (Drawing No. EX- 001 – Example Material Delineation Drawing) to this Change Order to facilitate overhead cable termination by AEP. Final equipment location and requirements to be determined by Contractor, subject to approval by Owner.

Contractor’s scope of work inside of the AEP Pompano switchyard fence line, including cable trenching, cable installation, and backfill, is removed from the Agreement pursuant to this Change Order. With exception of any commissioning and start-up activities as coordinated with AEP, Contractor’s work shall be performed outside of the AEP Pompano switchyard fence line.

The fiber optic cable connections shall take place near the point of interconnect structures.

CHANGE
1.Attachment A, Schedule A-1, Section 22.4 (138 kV Switchyard Interface with AEP (Pompano)) shall be revised as provided in Attachment 1 to this Change Order.

2.Attachment A, Schedule A-2, Section 15.0 (Electrical) shall be revised as provided in Attachment 2 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Attachment A, Schedule A-1, Section 22.4 (138 kV Switchyard Interface with AEP (Pompano)) – Redline Mark-up
•Attachment 2 – Attachment A, Schedule A-2, Section 15.0 (Electrical) – Redline Mark-up
•Attachment 3 – Drawing No. EX-001 – Example Material Delineation Drawing

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$543,417,219
3)	The Contract Price prior to this Change Order was	$9,201,697,219
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,790,500
7)	The new Contract Price including this Change Order will be	$9,205,487,719
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00166_SC0093 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00166_SC0093 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: Yes, as reflected in Attachment 2 to this Change Order.

Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ___ Contractor ___ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

January 29, 2025	January 29, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00197 Contractor Change Number SC0112

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: January 29, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ISBL TRAIN FEED GAS HEATER - ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
[***]

CHANGE
1.[***]

This Change Order does not change the basis of design of the feed gas battery limit conditions for which the Facility is designed as defined in Attachment A, Schedule A-2 Section 7.4.3, Table 5 (Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility).

The detailed engineering, procurement, construction and commissioning/start-up of piles, foundations, pipes, valves, steel, etc. necessary for incorporating the feed gas heaters into the Facility will be assessed and performed under a separate Change Order, or Change Orders, as may be required.

[***]

Attachments to support this Change Order:
Attachment 1 - [***]

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$536,354,719
3)	The Contract Price prior to this Change Order was	$9,194,634,719
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,023,300
7)	The new Contract Price including this Change Order will be	$9,195,658,019
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A
* No impact to the Key Dates for engineering and procurement only scope of the ISBL Feed Gas Heaters is included with this Change Order. However, impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders, as required should Owner decide to proceed with full implementation of the heaters into the Facility.

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00197_SC0112 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00197_SC0112 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,340,907 to 71,344,636, an increase of $3,729.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

January 29, 2025	January 29, 2025
Date of Signing	Date of Signing
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00190 Contractor Change Number SC0111

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: HP FUEL GAS MIXING DRUM - ENGINEERING AND PROCUREMENT
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
[***]

CHANGE
[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$548,015,319
3)	The Contract Price prior to this Change Order was	$9,206,295,319
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,732,100
7)	The new Contract Price including this Change Order will be	$9,208,027,419
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for *N/A will be (increased)(decreased) by *N/A Days.
The Key Date for *N/A as of the date of this Change Order therefore is *N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of *N/A will be (increased)(decreased) by *N/A Days.
The Guaranteed Date of *N/A as of the effective date of this Change Order therefore is *N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. *N/A
* No impact to the Key Dates for engineering and procurement only scope of the HP Fuel Gas Mixing Drums is included with this Change Order. However, impact to Key Dates, if any, regardless of whether arising from the engineering, procurement or implementation scope will be assessed in a separate Change Order, or Change Orders, as required should Owner decide to proceed with full implementation of the mixing drums into the Facility.

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00190_SC0111 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00190_SC0111 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount:The Total Reimbursement Amount is changed from $71,656,622 to
$71,663,179, an increase of $6,557.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 10, 2025	February 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00136 Contractor Change Number SC0084

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 10, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: TUGBOAT BERTH MARINE MODIFICATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
A discrepancy has been identified between the Marine Facilities Basis of Design, 26251-100-3DR-R04F-00001 / RG-BL-000-MAR-BOD-00001 and the actual design of the tugs being provided by Gulf LNG Tugs of Brownsville, LLC (“TugCo”) pursuant to the First Amended and Restated Tug Services Agreement between Rio Grande LNG Common Facilities, LLC and TugCo dated as of June 28, 2023.

The Marine Facilities Basis of Design, Section 5.2.3, defines the dimensional and capacity characteristics for the design range of the tugs as:
[***]

Information provided by TugCo regarding the actual design of the tugs is as follows:
[***]

Contractor performed structural/marine analysis and assessed the feasibility of the current tug berth design to accommodate 6 - 900 MT tugs having the characteristics described in the information provided by TugCo above. The updated berth design will allow two (2) tugs in standard mooring configuration and four (4) tugs in double bunking mooring configuration. All other environmental conditions, and specifications in the Marine Facilities Basis of Design, remain.

Design constraints considered in above analysis were as follows:
◦Physical location of tug berthing shall not change
◦Incidental Harassment Authorization (IHA) permit 2020
▪In-Water Pile-Driving Activities limitation of 10 (ten) - 42" Diameter Steel Pipe Piles
▪Design dredge depth shall be maintained to -25.85’ NAVD88 +2’ Allowable dredge over depth
◦Location of in-water driven piles shall be maintained inside the tug berth footprint envelope (413’ x 20’)
CHANGE
Contractor shall perform all Work necessary to incorporate the interface with the VCP custody transfer battery limit metering station (similar to that being provided for the RBPL).
1.Attachment A, Schedule A-1 (Scope of Work)
a.Section 6.0 (Scope of Facilities, Train 1 facilities) shall be modified per the red-line mark-up as provided in Attachment 1 to this Change Order.
b.Section 15.10.4 (MOF Structures and Dredging) shall be modified per the red-line mark-up as provided in Attachment 2 to this Change Order.
2.Attachment A, Schedule A-2 (Basis of Design)

c.Section 6.2.20 (Marine) shall be modified per the red-line mark-up as provided in Attachment 3 to this Change Order.
d.Section 12.2 (Design Vessels (Construction / Support)) shall be modified per the red-line mark-up as provided in Attachment 4 to this Change Order.
e.Section 12.4 (Material Offloading Facility (MOF) shall be modified per the red-line mark-up as provided in Attachment 5 to this Change Order.
3. Marine Facilities Basis of Design (26251-100-3DR-R04F-00001/ RG-BL-000-MAR-BOD-00001 – Section 5.2.3, Table 5-4: Design Basis Tugs and Support/Security Vessels) shall be modified as provided in the red-line markup below:

[***]

4. Issued for Construction Drawings; Contractor shall update the drawings listed in Table 1 below per the red- line mark-up as provided in Attachment 6 to this Change Order.

[***]

5. Tug Berth Structural Calculation report (26251-100-CNC-0000-00006 / RG-BL-000-MAR-CAL-00006) shall be updated to reflect the changes in the design as a result of this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Attachment A, Schedule A-1, Section 6.0 (Scope of Facilities, Train 1 facilities) – Redline Mark-up
•Attachment 2 - Attachment A, Schedule A-1, Section 15.10.4 (MOF Structures and Dredging) – Redline Mark- up
•Attachment 3 - Attachment A, Schedule A-2, Section 6.2.20 (Marine) – Redline Mark-up
•Attachment 4 - Attachment A, Schedule A-2, Section 12.2 (Design Vessels (Construction / Support)) – Redline Mark-up
•Attachment 5 - Attachment A, Schedule A-2, Section 12.4 (Material Offloading Facility (MOF)) – Redline Mark-up
•Attachment 6 – Marked-up IFC drawings

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$551,565,019
3)	The Contract Price prior to this Change Order was	$9,209,845,019
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$419,700
7)	The new Contract Price including this Change Order will be	$9,210,264,719
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00136_SC0084 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00136_SC0084 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: Yes, refer to item #2 and item #3 described under “Change” above.

Impact on the Total Reimbursement Amount: None
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 10, 2025	February 10, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00186 Contractor Change Number SC0105

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 11, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: EFG - BOG SUBSTATION BUILDING MODIFICATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
[***]

CHANGE
[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$549,747,419
3)	The Contract Price prior to this Change Order was	$9,208,027,419
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,817,600
7)	The new Contract Price including this Change Order will be	$9,209,845,019
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):

All impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00186_SC0105 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00186_SC0105 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,663,179 to
$71,671,404, an increase of $8,225.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 11, 2025	February 11, 2025
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00179 Contractor Change Number SC0101

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 18, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: MV ELECTRIC POWER SUPPLY TO VCP HEATERS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
[***]

CHANGE
[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$551,984,719
3)	The Contract Price prior to this Change Order was	$9,210,264,719
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$5,829,600
7)	The new Contract Price including this Change Order will be	$9,216,094,319
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00179_SC0101 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00179_SC0101 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 18, 2025	February 18, 2025
Date of Signing	Date of Signing
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00201 Contractor Change Number SC0109

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 21, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C - UPDATE FOR LATE 2024 AND EARLY 2025 CHANGE ORDERS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND
Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C (Payment Schedule). The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00201_SC0109.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE
The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$557,814,319
3)	The Contract Price prior to this Change Order was	$9,216,094,319
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$9,216,094,319
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.

Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 21, 2025	February 21, 2025
Date of Signing	Date of Signing
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00188 Contractor Change Number SC0106

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 27, 2025

CONTRACTOR: Bechtel Energy Inc.

TITLE: GAS TURBINE DRIVERS - TESTING OF AXIAL FUEL STAGING
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
[***]
Table 1 – [***]

CHANGE

[***]

This Change Order does not change the basis of design for the feed gas composition for which the Facility and Train 3 Liquefaction Facility are designed as defined in Attachment A, Schedule A-2, Section7.4.1 Table 3: Feed Gas Composition.

2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 4 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 5 to this Change Order.
Attachments to support this Change Order:
[***]

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$557,814,319
3)	The Contract Price prior to this Change Order was	$9,216,094,319
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,911,800
7)	The new Contract Price including this Change Order will be	$9,218,006,119
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 4.

Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 5.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 27, 2025	February 27, 2025
Date of Signing	Date of Signing